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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                                  July 1, 2000
                Date of Report (Date of earliest event reported)


                                  METRISA, INC.
                                  -------------
               (Exact name of registrant as specified in charter)


         DELAWARE                     0-16152                   04-2891557
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


                                25 WIGGINS AVENUE
                        BEDFORD, MASSACHUSETTS 01730-2323
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              (Address of principal executive offices and zip code)

                                 (781) 275-3300
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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                                     ITEM 2.
                      ACQUISITION OR DISPOSITION OF ASSETS.

         Effective July 1, 2000, Metrisa, Inc. ("Metrisa") acquired substantially all of the assets (the "Purchased Assets") of Monitek Technologies, Inc., a Delaware corporation ("MTI") and Monitek GmbH, a German company and wholly-owned subsidiary of MTI (together with MTI, the "Seller") relating to the Seller's optical and acoustic instrument measurement business. The Purchased Assets were acquired by Metrisa for aggregate consideration, determined by arms-length negotiation, of $1,265,000, consisting of a cash payment in the amount of $500,000, issuance of a promissory note in the amount of $493,000, the issuance of an aggregate of 160,000 shares of Metrisa common stock, $.50 par value, and the assumption of liabilities in the aggregate amount of $272,000. Metrisa utilized its working capital reserves to fund the cash portion of the purchase price for the Purchased Assets. Metrisa intends to continue to use the Purchased Assets to operate an optical and acoustic instrument measurement business.



                                     ITEM 7.
       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)      Financing Statements of business acquired:

                         To be filed by amendment.

         (b)      Pro Forma Financial Information:

                         To be filed by amendment.

         (c)      Exhibits.

                    Exhibit No.                     Description
                    -----------                     -----------

                       10.20 Asset Purchase Agreement by and among Metrisa, Inc., Metrisa GmbH, Sentex Sensing Technology, Inc., Monitek Technologies, Inc., Monitek GmbH and CPS Capital, Ltd. dated as of March 14, 2000 (filed with Metrisa's Form 10 Q SB for the fiscal quarter ended March 31, 2000, incorporated herein by reference).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          METRISA, INC.



Date:   July 13, 2000                     By:  /s/  John E. Wolfe
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                                             John E. Wolfe, President, Chief
                                             Executive Officer and Treasurer